Exhibit 10.157
                                                     Note Modification Agreement

This agreement is dated as of January 9, 2004 (the "Agreement Date"), to be effective as of January 21, 2004 (the "Effective Date"), by and between COLONIAL FULL SERVICE CAR WASH, INC. alone, and its successors (the "Borrower") and Bank One, NA, with its main office in Chicago, IL (the "Bank").

WHEREAS, the Borrower executed a Promissory Note dated June 21, 1996 as evidence of indebtedness in the original face amount of One Hundred Fifty Thousand and 00/100 Dollars ($150,000.00) owing by the Borrower to the Bank, as same may have been amended or modified from time to time (the "Note"), which Note has at all times been, and is now, continuously and without interruption outstanding in favor of the Bank; and,

WHEREAS, the Borrower has requested and the Bank has agreed that the Note be modified to the limited extent as hereinafter set forth;

NOW THEREFORE, in mutual consideration of the agreements contained herein and for other good and valuable consideration, the parties agree as follows:

1. ACCURACY OF RECITALS. The Borrower acknowledges the accuracy of the Recitals stated above.

2.       MODIFICATION OF NOTE.

2.1 As of the Effective Date, the "Maturity Date", as defined in the Note, is hereby changed from January 21, 2004 to July 21, 2006.

         2.2 After the Effective Date and prior to the Maturity Date, the principal of and all accrued but unpaid interest on the Note shall be due and payable in twenty-nine (29) monthly installments of principal and interest beginning February 21, 2004 and continuing on the same day of each consecutive month thereafter until the Maturity Date, when the entire unpaid balance of principal and accrued but unpaid interest shall be due and payable. The initial monthly installments shall be in the amount of $1,724.14 each. On the 21st day of January of each year (an "Adjustment Date") prior to the Maturity Date beginning in 2005, the amount of the monthly installments thereafter due and payable shall be adjusted to an amount which, based upon the interest rate in effect on the Adjustment Date, would cause the then unpaid principal balance of the Note, after giving credit for the payment due on such Adjustment Date, to be fully paid in equal monthly installments over a term of years beginning on such Adjustment Date and ending on the Maturity Date. Notwithstanding all of the foregoing, if on any payment due date the regular monthly payment shall be less than the amount of interest accrued since the previous payment due date, the payment amount due on such date shall be the amount of such accrued interest.

2.3 Each of the Related Documents is modified to provide that it shall be a default or an event of default thereunder if the Borrower shall fail to comply with any of the covenants of the Borrower herein or if any representation or warranty by the Borrower or by any guarantor herein is materially incomplete, incorrect, or misleading as of the date hereof. As used in this agreement, the "Related Documents" shall include the Note and all loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, or any other instrument or document executed in connection with the Note or in connection with any other obligations of the Borrower to the Bank.

2.4 Each reference in the Related Documents to any of the Related Documents shall be a reference to such document as modified herein.

3. RATIFICATION OF RELATED DOCUMENTS AND COLLATERAL. The Related Documents are ratified and reaffirmed by the Borrower and shall remain in full force and effect as they may be modified herein. All real or personal property described as security in the Related Documents shall remain as security for the Note and the obligations of the Borrower in the Related Documents.

4. BORROWER REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Bank:

4.1 No default or event of default under any of the Related Documents as modified hereby, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Related Documents as modified herein has occurred and is continuing.

4.2 There has been no material adverse change in the financial conditions of the Borrower or any other person whose financial statement has been delivered to the Bank in connection with the Note from the most recent financial statement received by the Bank.

4.3 Each and all representations and warranties of the Borrower in the Related Documents are accurate on the date hereof.

4.4 The Borrower has no claims, counterclaims, defenses, or setoffs with respect to the loan evidenced by the Note or with respect to the Related Documents as modified herein.

4.5 The Note and the Related Documents as modified herein are the legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms.

4.6 The Borrower, other than any Borrower who is a natural person, is validly existing under the laws of the State of its formation or organization. The Borrower has the requisite power and authority to execute and deliver this agreement and to perform the obligations described in the Related Documents as modified herein. The execution and delivery of this agreement and the performance of the obligations described in the Related Documents as modified herein have been duly authorized by all requisite action by or on behalf of the Borrower. This agreement has been duly executed and delivered by or on behalf of the Borrower.

5. BORROWER COVENANTS. The Borrower covenants with the Bank:

5.1 The Borrower shall execute, deliver, and provide to the Bank such additional agreements, documents, and instruments as reasonably required by the Bank to effectuate the intent of this agreement.

5.2 The Borrower fully, finally, and forever releases and discharges the Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all causes of action, claims, debts, demands, and liabilities, of whatever kind or nature, in law or equity, of the Borrower, whether now known or unknown to the Borrower, (i) in respect of the loan evidenced by the Note and the Related Documents, or of the actions or omissions of the Bank in any manner related to the loan evidenced by the Note or the Related Documents and (ii) arising from events occurring prior to the date of this agreement.

5.3      The Borrower shall pay to the Bank:

5.3.1 All the internal and external costs and expenses incurred by the Bank in connection with this agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).


6. EXECUTION AND DELIVERY OF AGREEMENT BY THE BANK. The Bank shall not be bound by this agreement until (i) the Bank has executed this agreement and (ii) the Borrower performed all of the obligations of the Borrower under this agreement to be performed contemporaneously with the execution and delivery of this agreement.

7. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER. The Note and the Related Documents as modified herein contain the complete understanding and agreement of the Borrower and the Bank in respect of the loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Note or the Related Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the party against whom it is being enforced.

8. GOVERNING LAW AND VENUE. This agreement is delivered in the State of Texas and governed by Texas law (without giving effect to its laws of conflicts). The Borrower agrees that any legal action or proceeding with respect to any of its obligations under the Note or this agreement may be brought by the Bank in any state or federal court located in the State of Texas, as the Bank in its sole discretion may elect. By the execution and delivery of this agreement, the Borrower submits to and accepts, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of those courts. The Borrower waives any claim that the State of Texas is not a convenient forum or the proper venue for any such suit, action or proceeding. This agreement binds the Borrower and its successors, and benefits the Bank, its successors and assigns. The Borrower shall not, however, have the right to assign the Borrower's rights under this agreement or any interest therein, without the prior written consent of the Bank.

9. COUNTERPART EXECUTION. This agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts, taken together, shall constitute one and the same agreement.

10. NOT A NOVATION. This agreement is a modification only and not a novation. In addition to all amounts hereafter due under the Note and the Related Documents as they may be modified herein, all accrued interest evidenced by the Note being modified by this agreement and all accrued amounts due and payable under the Related Documents shall continue to be due and payable until paid. Except for the above-quoted modification(s), the Note, any Related Documents, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This agreement is to be considered attached to the Note and made a part thereof. This agreement shall not release or affect the liability of any guarantor, surety or endorser of the Note or release any owner of collateral securing the Note. The validity, priority and enforceability of the Note shall not be impaired hereby. References to the Related Documents and to other agreements shall not affect or impair the absolute and unconditional obligation of the Borrower to pay the principal and interest on the Note when due. The Bank reserves all rights against all parties to the Note.



                                          Borrower:

 Address:  1000 Crawford Place, Suite 400
           Mt. Laurel, NJ 08054-3932

                                  COLONIAL FULL SERVICE CAR WASH, INC.

                                  By:  /s/ Gregory Krzemien
                                       -----------------------------------------

                                       Gregory M. Krzemien           Treasurer
                                       -----------------------------------------
                                       Printed Name                      Title

                                  Date Signed:  1/23/04
                                               ---------------------------------


BANK'S ACCEPTANCE

The foregoing agreement is hereby agreed to and acknowledged.


                                  Bank:

                                  Bank One, NA, with its main office in
                                  Chicago, IL

                                  By:  /s/ Mark W. Warren
                                       -----------------------------------------

                                       Mark W. Warren     First Vice President
                                       -----------------------------------------
                                       Printed Name                      Title

                                  Date Signed:    1/27/04
                                                --------------------------------


Tracie L. BushTX000001011204417

                                       3

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                                                   Amendment to Credit Agreement

This agreement is dated as of January 9, 2004, to be effective as of January 21, 2004 by and between COLONIAL FULL SERVICE CAR WASH, INC. (the "Borrower") and Bank One, NA, with its main office in Chicago, IL (the "Bank"), and its successors and assigns.

WHEREAS, the Borrower and the Bank entered into a Business Loan Agreement dated January 31, 2000, as amended (if applicable) (the "Credit Agreement"); and

WHEREAS, the Borrower has requested and the Bank has agreed to amend the Credit Agreement as set forth below;

NOW, THEREFORE, in mutual consideration of the agreements contained herein and for other good and valuable consideration, the parties agree as follows:

1. DEFINED TERMS. Capitalized terms not defined herein shall have the meaning ascribed in the Credit Agreement.

2. MODIFICATION OF CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

2.1 From and after January 21, 2004, the provisions in the Credit Agreement captioned "ADDITIONAL AFFIRMATIVE COVENANT - DEBT SERVICE COVERAGE RATIO and ADDITIONAL AFFIRMATIVE COVENANT - MODIFIED DEBT SERVICE COVERAGE RATIO" are hereby deleted in their entirety.

3. RATIFICATION. The Borrower ratifies and reaffirms the Credit Agreement and the Credit Agreement shall remain in full force and effect as modified herein.

4. BORROWER REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date of this agreement, (b) no condition, act or event which could constitute an event of default under the Credit Agreement or any promissory note or credit facility executed in reference to the Credit Agreement exists, and (c) no condition, event, act or omission has occurred, which, with the giving of notice or passage of time, would constitute an event of default under the Credit Agreement or any promissory note or credit facility executed in reference to the Credit Agreement.

5. FEES AND EXPENSES. The Borrower agrees to pay all fees and out-of-pocket disbursements incurred by the Bank in connection with this agreement, including legal fees incurred by the Bank in the preparation, consummation, administration and enforcement of this agreement.

6. EXECUTION AND DELIVERY. This agreement shall become effective only after it is fully executed by the Borrower and the Bank, and the Bank shall have received from the Borrower the following documents: Note Modification Agreement.

7. ACKNOWLEDGEMENTS OF BORROWER. The Borrower acknowledges that as of the date of this agreement it has no offsets with respect to all amounts owed by the Borrower to the Bank arising under or related to the Credit Agreement on or prior to the date of this agreement. The Borrower fully, finally and forever releases and discharges the Bank and its successors, assigns, directors, officers, employees, agents and representatives from any and all claims, causes of action, debts and liabilities, of whatever kind or nature, in law or in equity, of the Borrower, whether now known or unknown to the Borrower, which may have arisen in connection with the Credit Agreement or the actions or omissions of the Bank related to the Credit Agreement on or prior to the date hereof. The Borrower acknowledges and agrees that this agreement is limited to the terms outlined above, and shall not be construed as an agreement to change any other terms or provisions of the Credit Agreement. This agreement shall not establish a course of dealing or be construed as evidence of any willingness on the Bank's part to grant other or future agreements, should any be requested.



                 [THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK]

8. NOT A NOVATION. This agreement is a modification only and not a novation. Except for the above-quoted modification(s), the Credit Agreement, any loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, instruments or documents executed in connection with the Credit Agreement, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This agreement is to be considered attached to the Credit Agreement and made a part thereof. This agreement shall not release or affect the liability of any guarantor of any promissory note or credit facility executed in reference to the Credit Agreement or release any owner of collateral granted as security for the Credit Agreement. The validity, priority and enforceability of the Credit Agreement shall not be impaired hereby. To the extent that any provision of this agreement conflicts with any term or condition set forth in the Credit Agreement, or any document executed in conjunction therewith, the provisions of this agreement shall supersede and control. The Bank expressly reserves all rights against all parties to the Credit Agreement.



                  Borrower:

                  COLONIAL FULL SERVICE CAR WASH, INC.

                  By:  /s/ Gregory Krzemien
                       ---------------------------------------------------------

                       Gregory M. Krzemien                           Treasurer
                       ---------------------------------------------------------
                       Printed Name                                      Title

                  Date Signed: 1/23/04
                               -------------------------------------------------


                  Bank:

                  Bank One, NA, with its main office in Chicago, IL

                  By:  /s/ Mark W. Warren
                       ---------------------------------------------------------

                       Mark W. Warren                     First Vice President
                       ---------------------------------------------------------
                       Printed Name                                      Title

                  Date Signed: 1/27/04
                               -------------------------------------------------


Tracie L. Bush TX000001011204417